Exhibit 10.6

SUBORDINATION AGREEMENT

This Subordination Agreement (this “Agreement”) is entered into as of the 24th day of May, 2007, by and among the signatories hereto (collectively, the “Subordinated Lenders” and each, a “Subordinated Lender”), and Laurus Master Fund, Ltd. (the “Senior Lender”).  Unless otherwise defined herein, capitalized terms used herein shall have the meaning provided such terms in the Security Agreement referred to below.

BACKGROUND

WHEREAS, the Subordinated Lenders will purchase certain unsecured, convertible debentures in an aggregate amount up to $3 million (the “Securities”) from, Impart Media Group, Inc., a Nevada corporation (the “Company”) pursuant to a securities purchase agreement to be entered by and between the Subordinated Lenders and the Company on or about May 24, 2007 (such securities purchase agreement, together with all agreements and documents executed and delivered by the parties in connection therewith, the “Junior Documents”).

WHEREAS, it is a condition to the Senior Lender’s approval of the Company’s receipt of such loans, which approval is required, pursuant to, and in accordance with, (i) that certain Security Agreement to be dated on or about January 27, 2007 by and between the Company and Laurus (as amended, modified or supplemented from time to time, the "Security Agreement") and (ii) the Related Agreements referred to in the Security Agreement, that the Subordinated Lenders enter into this Agreement.

NOW, THEREFORE, each Subordinated Lender and the Senior Lender agree as follows:

TERMS

1.           All obligations of the Company and/or any of its Subsidiaries to the Senior Lender, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing, or due or to become due are referred to as “Senior Liabilities”.  Any and all loans made by the Subordinated Lenders to the Company and/or any of its Subsidiaries, together with all other obligations (whether monetary or otherwise) of the Company and/or any of its Subsidiaries to any Subordinated Lender (in each case, including any interest, fees or penalties related thereto), howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing, or due or to become due are referred to as “Junior Liabilities”.  It is expressly understood and agreed that the term “Senior Liabilities”, as used in this Agreement, shall include, without limitation, any and all interest, fees and penalties accruing on any of the Senior Liabilities after the commencement of any proceedings referred to in paragraph 4 of this Agreement, notwithstanding any provision or rule of law which might restrict the rights of the Senior Lender, as against the Company, its Subsidiaries or anyone else, to collect such interest, fees or penalties, as the case may be.

2.           Except as expressly otherwise provided in this Agreement or as the Senior Lender may otherwise expressly consent in writing, the payment of the Junior Liabilities shall be postponed and subordinated in right of payment and priority to the payment in full of all Senior Liabilities.  Furthermore, whether directly or indirectly, no payments or other distributions whatsoever in respect of any Junior Liabilities shall be made (whether at stated maturity, by acceleration or otherwise), nor shall any property or assets of the Company or any of its Subsidiaries be applied to the purchase or other acquisition or retirement of any Junior Liability until such time as the Senior Liabilities have been indefeasibly paid in full.  Notwithstanding anything to the contrary contained in this paragraph 2 or elsewhere in this Agreement, the Company and its Subsidiaries may (i) make regularly scheduled principal and interest payments, as the case may be, (ii) if applicable, pay any accrued liquidated damages when due, (payment of such liquidated damages being capped hereby to no more than $210,000 in the aggregate (the “Liquidated Damages Cap”), to the Subordinated Lenders with respect to the Junior Liabilities, so long as (i) no Event of Default (as defined in the Security Agreement or any Related Agreement has occurred and is continuing at the time of any such payment or after giving effect to such payment and (ii) the amount of such regularly scheduled principal payments, the rate of interest, and the Liquidated Damages Cap, in each case, with respect to the Junior Liabilities is not increased from that in effect on the date hereof.  In addition, nothing contained herein (x) shall restrict any Subordinated Lender’s right to receive shares of the Company’s common stock upon conversion or exercise of securities of the Company; (y) restrict a Subordinated Lender’s right to seek specific performance therefor to cause the Company to satisfy its obligations under the Junior Documents; or (z) restrict a Subordinated Lender’s right to receive payment in shares of the Company’s common stock in respect of liquidated damages and other fees to the extent that payment in cash is prohibited pursuant to the foregoing clause (y).

3.           Each Subordinated Lender hereby subordinates all claims and security interests it may have against, or with respect to, any of the assets of the Company and/or any of its Subsidiaries (the “Subordinated Lender Liens”), to the security interests granted by the Company and/or any of its Subsidiaries to the Senior Lender in respect of the Senior Liabilities.  The Senior Lender shall not owe any duty to any Subordinated Lender as a result of or in connection with any Subordinated Lender Liens, including without limitation any marshalling of assets or protection of the rights or interests of any Subordinated Lender.  The Senior Lender shall have the exclusive right to manage, perform and enforce the underlying terms of the Security Agreement, the Related Agreements and each other document, instrument and agreement executed from time to time in connection therewith (collectively, the “Security Agreements”) relating to the assets of the Company and its Subsidiaries and to exercise and enforce its rights according to its discretion.  Each Subordinated Lender waives all rights to affect the method or challenge the appropriateness of any action taken by the Senior Lender in connection with the Senior Lender’s enforcement of its rights under the Security Agreements.  Only the Senior Lender shall have the right to restrict  permit, approve or disapprove the sale, transfer or other disposition of the assets of the Company or any of its Subsidiaries.  As between the Senior Lender and each Subordinated Lender, the terms of this Agreement shall govern.

4.           In the event of any dissolution, winding up, liquidation, readjustment, reorganization or other similar proceedings relating to the Company and/or any of its Subsidiaries or to its creditors, as such, or to its property (whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of the Company and/or any of its Subsidiaries, or any sale of all or substantially all of the assets of the Company and/or any of its Subsidiaries, or otherwise), the Senior Liabilities shall first be paid in full before any Subordinated Lender shall be entitled to receive and to retain any payment, distribution, other rights or benefits in respect of any Junior Liability. In order to enable the Senior Lender to enforce its rights hereunder in any such action or proceeding, if a Subordinated Lender does not file proof(s) of claim(s) in connection with a bankruptcy or insolvency proceeding involving the Company and/or any of its Subsidiaries prior to 15 days before the expiration of the time to file claims in any such proceeding, the Senior Lender is hereby irrevocably authorized and empowered in its discretion as attorney in fact for each Subordinated Lender to make and present for and on behalf of such Subordinated Lender such proofs of claims against the Company and/or its Subsidiaries as Laurus may deem expedient or proper and to vote such proofs of claims in any such proceeding and to receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and to apply same on account of any the Senior Liabilities.  In the event, prior to indefeasible payment in full of the Senior Liabilities, any Subordinated Lender shall receive any payment in respect of the Junior Liabilities and/or in connection with the enforcement of such Subordinated Lender’s rights and remedies against the Company and/or any of its Subsidiaries, whether arising in connection with the Junior Liabilities or otherwise that is not in accordance with the terms of this Agreement, then such Subordinated Lender shall forthwith deliver, or cause to be delivered, the same to the Senior Lender in precisely the form held by such Subordinated Lender (except for any necessary endorsement) and until so delivered the same shall be held in trust by such Subordinated Lender as the property of the Senior Lender.

5.           Each Subordinated Lender will mark its/his books and records so as to clearly indicate that its/his respective Junior Liabilities are subordinated in accordance with the terms of this Agreement.  Each Subordinated Lender will execute such further documents or instruments and take such further action as the Senior Lender may reasonably request from time to time  to carry out the intent of this Agreement.

6.           Each Subordinated Lender hereby waives all diligence in collection or protection of or realization upon the Senior Liabilities or any security for the Senior Liabilities.

7.           Except as permitted herein, until such time as the Senior Liabilities have been indefeasibly paid in full, the Subordinated Lender will not, without the prior written consent of the Senior Lender:  (a) attempt to enforce or collect any Junior Liability or any rights in respect of any Junior Liability or any other rights or remedies of any kind or nature whatsoever against any Company and/or any of their respective Subsidiaries whether in respect of the Junior Liabilities or otherwise (each an “Enforcement Action”); unless, in each case (i) an event of default shall have occurred and be continuing under any one or more agreements between and among the Subordinated Lender, any Company and/or any of their respective Subsidiaries which would entitle the Subordinated Lender to take such action (each, a “Subordinated Lender Default”), (ii) the Subordinated Lender shall have provided the Senior Lender written notice of the occurrence of each such Subordinated Lender Default and that it intends to take an Enforcement Action (each, a “Subordinated Lender Enforcement Action Notice”), and (iii) a period of at least 120 days shall have elapsed after the receipt by the Senior Lender of the respective Subordinated Lender Enforcement Action Notice; provided that, notwithstanding the foregoing, the Subordinated Lender shall only be permitted to provide the Senior Lender with two Subordinated Lender Enforcement Action Notices in any three hundred and sixty five (365) day period; or (b) commence, or join with any other creditor in commencing, any bankruptcy, reorganization or insolvency proceedings with respect to any Company and/or any of their respective Subsidiaries.

8.           The Senior Lender may, from time to time, at its sole discretion and without notice to any Subordinated Lender, take any or all of the following actions:  (a) retain or obtain a security interest in any property to secure any of the Senior Liabilities; (b) retain or obtain the primary or secondary obligation of any other obligor or obligors with respect to any of the Senior Liabilities; (c) extend or renew for one or more periods (whether or not longer than the original period), alter, increase or exchange any of the Senior Liabilities, or release or compromise any obligation of any nature of any obligor with respect to any of the Senior Liabilities; and (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Senior Liabilities, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property.

9.           The Senior Lender may, from time to time, whether before or after any discontinuance of this Agreement, without notice to any Subordinated Lender, assign or transfer any or all of the Senior Liabilities or any interest in the Senior Liabilities; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer of the Senior Liabilities, such Senior Liabilities shall be and remain Senior Liabilities for the purposes of this Agreement, and every immediate and successive assignee or transferee of any of the Senior Liabilities or of any interest in the Senior Liabilities shall, to the extent of the interest of such assignee or transferee in the Senior Liabilities, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were the Senior Lender, as applicable; provided, however, that, unless the Senior Lender shall otherwise consent in writing, the Senior Lender shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Agreement, for the benefit of the Senior Lender, as to those of the Senior Liabilities which the Senior Lender has not assigned or transferred.

10.           The Senior Lender shall not be prejudiced in its rights under this Agreement by any act or failure to act of any Subordinated Lender, or any noncompliance of any Subordinated Lender with any agreement or obligation, regardless of any knowledge thereof which the Senior Lender may have or with which the Senior Lender may be charged; and no action of the Senior Lender permitted under this Agreement shall in any way affect or impair the rights of the Senior Lender and the obligations of any Subordinated Lender under this Agreement.

11.           No delay on the part of the Senior Lender in the exercise of any right or remedy shall operate as a waiver of such right or remedy, and no single or partial exercise by the Senior Lender of any right or remedy shall preclude other or further exercise of such right or remedy or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon the Senior Lender except as expressly set forth in a writing duly signed and delivered on behalf of the Senior Lender.  For the purposes of this Agreement, Senior Liabilities shall have the meaning set forth in Section 1 above, notwithstanding any right or power of any Subordinated Lender or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the agreements and obligations of any Subordinated Lender under this Agreement.

12.           This Agreement shall continue in full force and effect after the filing of any petition (“Petition”) by or against the Company and/or any of its Subsidiaries under the United States Bankruptcy Code (the “Code”) and all converted or succeeding cases in respect thereof.  All references herein to the Company and/or Subsidiary shall be deemed to apply to the Company and such Subsidiary as debtor-in-possession and to a trustee for the Company and/or such Subsidiary.  If the Company or any of its Subsidiaries shall become subject to a proceeding under the Code, and if the Senior Lender shall desire to permit the use of cash collateral or to provide post-Petition financing from the Senior Lender to the Company or any such Subsidiary under the Code, each Subordinated Lender agrees as follows:  (1) adequate notice to such Subordinated Lender shall be deemed to have been provided for such consent or post-Petition financing if such Subordinated Lender receives notice thereof three (3) business days (or such shorter notice as is given to the Senior Lender) prior to the earlier of (a) any hearing on a request to approve such post-petition financing or (b) the date of entry of an order approving same and (2) no objection will be raised by any Subordinated Lender to any such use of cash collateral or such post-Petition financing from the Senior Lender.

13.           This Agreement shall be binding upon each Subordinated Lender and upon the heirs, legal representatives, successors and assigns of each Subordinated Lender and the successors and assigns of any Subordinated Lender.

14.           This Agreement shall be construed in accordance with and governed by the laws of New York without regard to conflict of laws provisions.  Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

15.           No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Subordinated Lenders then holding of at least 75% in interest of the original amount of the Securities or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.

[signature page follows]

IN WITNESS WHEREOF, this Subordination Agreement has been made and delivered  this 24th day of May, 2007.

LAURUS MASTER FUND, LTD.

By:
Name:
Title:

[SUBORDINATED LENDER SIGNATURE PAGE TO SUBORDINATION AGREEMENT WITH LAURUS MASTER FUND, LTD.]

IN WITNESS WHEREOF, this Subordination Agreement has been made and delivered  by the undersigned this 24th day of May, 2007.

Name of Subordinated Lender:

Signature of Authorized Signatory of Subordination Agreement:

Name of Authorized Signatory:

Title of Authorized Signatory:

Facsimile Number of Purchaser:

Address for Notice of Subordinated Lender: